UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2004

METROPCS COMMUNICATIONS, INC.

METROPCS, INC

(Exact names of registrants as specified in their charters)

Delaware	000-50869	20-0836269
Delaware	333-111470	75-2550006
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer identification Number)

8144 Walnut Hill Lane Suite 800 Dallas, Texas	75231
(Address of principal executive offices)	(Zip Code)

(214) 265-2550

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 425 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Director or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 9, 2004, James F. Wade resigned from the MetroPCS Communications, Inc. (“MetroPCS Communications”) and MetroPCS, Inc. (“MetroPCS”) boards of directors. Mr. Wade’s resignation was not caused by any disagreement with the registrants. Effective December 9, 2004, Walker C. Simmons was appointed to fill the vacancies on the MetroPCS Communications and MetroPCS boards created by Mr. Wade’s resignation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

METROPCS COMMUNICATIONS, INC.
METROPCS, INC

Date: December 13, 2004	By:	/s/ J. Lyle Patrick
	Name:	J. Lyle Patrick
	Title:	Vice President and Chief Financial Officer